FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Third Quarter 2018 Financial Results
Increases Share Repurchase Authorization to $100 Million

HOUSTON, October 25, 2018 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2018 third quarter net income of $34.8 million, diluted earnings per common share of $1.74, adjusted net income (a non-GAAP measure) of $49.2 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.47.
Third quarter 2018 adjusted net income and diluted earnings per share exclude approximately $14.4 million of net after-tax adjustments, or $0.73 per common share. These adjustments are more than explained by non-cash asset impairments of $17.7 million and legal settlement reserve adjustments of $1.6 million, which were partially offset by gains on real estate and dealership transactions of $4.2 million and reduced tax liabilities of $0.7 million due to the corporate income tax rate enacted by the U.S. Tax Reform Bill.
“Although our results were impacted by some unusual factors, especially in the U.K., we are pleased with our quarterly results, which established a new all-time quarterly record of $2.47 per share on an adjusted basis,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Strong used vehicle results and good cost control contributed positively to the quarter. However, the severe lack of 2019 model vehicles to sell in the U.K. during a major plate change sales month was unexpected and very damaging to our business. We expect manufacturer supply to improve across the U.K. by year end.”
Consolidated Results for Third Quarter 2018 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue decreased 4.1 percent (decreased 3.1 percent) to $2.9 billion.

▪	Total gross profit increased 0.9 percent (increased 1.8 percent), to $435.1 million.

▪
New vehicle revenues decreased 10.0 percent (decreased 8.9 percent) on a 9.8 percent decrease in unit sales, reflecting difficult year-over-year comparisons as a result of very strong replacement demand from Hurricane Harvey in the third quarter 2017 and emission testing-related supply constraints in the UK in September 2018. New vehicle gross profit decreased 12.1 percent (decreased 10.5 percent), to $77.6 million.

▪
Retail used vehicle revenues increased 6.6 percent (7.5 percent) on 9.7 percent higher unit sales. Retail used vehicle gross profit increased 6.4 percent (7.2 percent), to $50.2 million. Total used vehicle gross profit was up 6.2 percent (7.1 percent), to $49.8 million.

▪
Parts and service gross profit increased 3.5 percent (4.2 percent) on revenue growth of 3.3 percent (4.2 percent). Same Store parts and service gross profit increased 1.8 percent (2.5 percent) on Same Store parts and service revenue growth of 2.0 percent (2.9 percent).

▪	Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 6.4 percent (7.0 percent), to $1,429.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 330 basis points, to 72.8 percent. Adjusted Same Store SG&A as a percent of gross profit increased 110 basis points, to 73.3 percent.

Segment Results for Third Quarter 2018 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 76.1 percent of total revenues and 81.0 percent of total gross profit. Total U.S. revenues were $2.2 billion, a decrease of 4.4 percent, reflecting the aforementioned challenging year-over-year comparisons from Hurricane Harvey in 3Q17. New vehicle revenues decreased 7.7 percent. F&I revenues increased 5.4 percent, parts and service revenue increased 1.9 percent, and retail used vehicle revenue increased 1.8 percent.

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F&I gross profit PRU increased $122, or 7.8 percent per unit, to $1,688; and total gross profit was about flat at $352.5 million. New vehicle retail gross profit PRU decreased $104, to $1,787. Total used vehicle gross profit PRU increased $18, to $1,068.
SG&A expenses as a percent of gross profit improved 530 basis points, to 68.7 percent; and operating margin expanded 30 basis points, to 3.3 percent. Adjusted SG&A expenses as a percent of gross profit increased 60 basis points, to 70.6 percent. Adjusted operating margin was flat at 4.1 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 20.3 percent of total revenues and 15.8 percent of total gross profit. As of September 1, 2018, all light vehicles sold in the EU are subject to mandatory emissions standards testing known as the Worldwide Harmonised Light Vehicle Test Procedure (“WLTP”). This testing procedure created a serious inventory supply delay in the release of many 2019 model year vehicles for sale, which resulted in a 10.2 percent industry sales decrease for the third quarter 2018 and a 20.5 percent industry decrease in the important sales month of September. Various brands were more impacted than others. The Company’s most significantly impacted brand was Audi, which experienced an industry sales decrease of 28.6 percent for the third quarter 2018. This manufacturer supply issue resulted in a Same Store new vehicle revenues decrease of 26.2 percent (decreased 25.3 percent) and Same Store new vehicle units sold decrease of 21.5 percent. On a constant currency basis, strong Same Store used sales (up 14.3 percent) and after sales growth (up 5.9 percent) were partial offsets. The Company’s total U.K. revenues decreased 0.8 percent (no change), to $585.9 million. Consistent with the quarterly industry decrease, Same Store U.K. revenues decreased 11.0 percent (decreased 10.1 percent), to $496.4 million.
Total gross profit increased 8.1 percent (9.0 percent), to $68.7 million, while Same Store gross profit decreased 4.3 percent (decreased 3.4 percent), to $58.0 million.
SG&A expenses as a percent of gross profit increased 290 basis points, to 86.9 percent; and operating margin decreased 30 basis points, to 1.0 percent. Same Store SG&A expenses as a percent of gross profit increased 580 basis points, to 87.7 percent; and Same Store operating margin decreased 70 basis points, to 0.9 percent, reflecting the deleveraging impact of the reduced new vehicle volumes.

•	Brazil:
The Company’s Brazilian operations accounted for 3.6 percent of total revenues and 3.2 percent of total gross profit. The Company’s Same Store new vehicle revenue decreased 24.3 percent (decreased 5.5 percent), with units down 8.9 percent. Same store total revenues decreased 19.4 percent (increased 0.5 percent), with the constant currency increase driven by revenue growth of 17.2 percent in F&I, 14.3 percent in total used vehicles, and 7.6 percent in parts & service. SG&A expenses as a percent of gross profit increased 14.6 percentage points, to 106.8 percent. Adjusted Same Store SG&A expenses as a percent of gross profit improved 460 basis points, to 85.1 percent
Share Repurchase Authorization
During the third quarter of 2018, the Company repurchased 789,509 shares at an average price per common share of $69.77, for a total of $55.1 million. Under SEC Rule 10b5-1, from October 1, 2018 to October 25, 2018, the Company repurchased an additional 399,872 shares at an average price per common share of $62.52, for a total of $25.0 million. Year-to-date through October 25, 2018, the Company has repurchased 1,935,738 shares at an average price per common share of $67.86, for a total of $131.4 million. These repurchases represented approximately 9.5 percent of the Company’s share float at the beginning of the year and reduced the total outstanding share count to approximately 18.6 million common shares as of October 25, 2018.
On October 25, 2018, the Company’s board of directors increased Group 1’s common stock share repurchase authorization to $100.0 million.

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Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
In August 2018, the Company disposed of Ford Escondido, which generated approximately $60 million in trailing-twelve-month revenues.

Year-to-date 2018, the Company has acquired a total of 14 franchises, which are expected to generate an estimated $530 million in annual revenues; and the Company has disposed of 4 franchises that generated approximately $175 million in trailing-twelve-month revenues.
Third Quarter 2018 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    4290144
A telephonic replay will be available following the call through November 1, 2018 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10125481

About Group 1 Automotive, Inc.
Group 1 owns and operates 181 automotive dealerships, 237 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the

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willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

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Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Exhibit 99.1

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,539,498	$1,710,241	(10.0)
Used vehicle retail sales	792,405	743,038	6.6
Used vehicle wholesale sales	86,570	104,827	(17.4)
Parts and service	354,501	343,193	3.3
Finance, insurance and other, net	116,084	110,993	4.6
Total revenues	2,889,058	3,012,292	(4.1)
COST OF SALES:
New vehicle retail sales	1,461,896	1,621,909	(9.9)
Used vehicle retail sales	742,250	695,915	6.7
Used vehicle wholesale sales	86,884	105,012	(17.3)
Parts and service	162,927	158,036	3.1
Total cost of sales	2,453,957	2,580,872	(4.9)
GROSS PROFIT	435,101	431,420	0.9
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	316,771	328,327	(3.5)
DEPRECIATION AND AMORTIZATION EXPENSE	16,981	15,059	12.8
ASSET IMPAIRMENTS	23,159	9,526	143.1
OPERATING INCOME	78,190	78,508	(0.4)
OTHER EXPENSE:
Floorplan interest expense	(14,685)	(13,491)	8.9
Other interest expense, net	(19,140)	(17,874)	7.1
INCOME BEFORE INCOME TAXES	44,365	47,143	(5.9)
PROVISION FOR INCOME TAXES	(9,587)	(17,262)	(44.5)
NET INCOME	$34,778	$29,881	16.4
Less: Earnings allocated to participating securities	$1,181	$1,023	15.4
Earnings available to diluted common shares	$33,597	$28,858	16.4
DILUTED EARNINGS PER SHARE	$1.74	$1.43	21.7
Weighted average dilutive common shares outstanding	19,261	20,225	(4.8)
Weighted average participating securities	684	724	(5.5)
Total weighted average shares outstanding	19,945	20,949	(4.8)

Exhibit 99.1

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,608,658	$4,496,222	2.5
Used vehicle retail sales	2,394,828	2,089,914	14.6
Used vehicle wholesale sales	283,453	308,361	(8.1)
Parts and service	1,062,145	994,522	6.8
Finance, insurance and other, net	343,462	314,297	9.3
Total revenues	8,692,546	8,203,316	6.0
COST OF SALES:
New vehicle retail sales	4,379,047	4,263,752	2.7
Used vehicle retail sales	2,249,964	1,952,873	15.2
Used vehicle wholesale sales	281,871	308,713	(8.7)
Parts and service	488,637	458,144	6.7
Total cost of sales	7,399,519	6,983,482	6.0
GROSS PROFIT	1,293,027	1,219,834	6.0
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	949,210	916,674	3.5
DEPRECIATION AND AMORTIZATION EXPENSE	49,961	42,758	16.8
ASSET IMPAIRMENTS	27,427	9,526	187.9
OPERATING INCOME	266,429	250,876	6.2
OTHER EXPENSE:
Floorplan interest expense	(43,335)	(38,659)	12.1
Other interest expense, net	(57,374)	(52,188)	9.9
INCOME BEFORE INCOME TAXES	165,720	160,029	3.6
PROVISION FOR INCOME TAXES	(38,666)	(57,076)	(32.3)
NET INCOME	$127,054	$102,953	23.4
Less: Earnings allocated to participating securities	$4,306	$3,659	17.7
Earnings available to diluted common shares	$122,748	$99,294	23.6
DILUTED EARNINGS PER SHARE	$6.18	$4.85	27.4
Weighted average dilutive common shares outstanding	19,868	20,480	(3.0)
Weighted average participating securities	702	767	(8.5)
Total weighted average shares outstanding	20,570	21,247	(3.2)

Exhibit 99.1

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	September 30, 2018	December 31, 2017	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$32,027	$28,787	11.3
Contracts in transit and vehicle receivables, net	235,609	306,433	(23.1)
Accounts and notes receivable, net	169,318	188,611	(10.2)
Inventories, net	1,733,756	1,763,293	(1.7)
Prepaid expenses and other current assets	77,996	42,062	85.4
Total current assets	2,248,706	2,329,186	(3.5)
PROPERTY AND EQUIPMENT, net	1,350,929	1,318,959	2.4
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,245,056	1,198,666	3.9
OTHER ASSETS	36,175	24,254	49.2
Total assets	$4,880,866	$4,871,065	0.2

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,155,034	$1,240,695	(6.9)
Offset account related to floorplan notes payable - credit facility	(71,397)	(86,547)	(17.5)
Floorplan notes payable - manufacturer affiliates	415,615	397,183	4.6
Offset account related to floorplan notes payable - manufacturer affiliates	(20,500)	(22,500)	(8.9)
Current maturities of long-term debt and short-term financing	76,080	77,609	(2.0)
Current liabilities from interest rate risk management activities	311	1,996	(84.4)
Accounts payable	428,441	412,981	3.7
Accrued expenses	207,082	177,070	16.9
Total current liabilities	2,190,666	2,198,487	(0.4)
5.00% SENIOR NOTES (principal of $550,000 at September 30, 2018 and December 31, 2017, respectively)	543,306	542,063	0.2
5.25% SENIOR NOTES (principal of $300,000 at September 30, 2018 and December 31, 2017, respectively)	296,587	296,151	0.1
ACQUISITION LINE	32,584	26,988	20.7
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	384,541	405,950	(5.3)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	47,109	47,032	0.2
DEFERRED INCOME TAXES	137,826	124,404	10.8
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	444	8,583	(94.8)
OTHER LIABILITIES	99,457	97,125	2.4
STOCKHOLDERS' EQUITY:
Common stock	255	255	—
Additional paid-in capital	290,668	291,461	(0.3)
Retained earnings	1,368,946	1,246,323	9.8
Accumulated other comprehensive loss	(128,894)	(123,226)	4.6
Treasury stock	(382,629)	(290,531)	31.7
Total stockholders' equity	1,148,346	1,124,282	2.1
Total liabilities and stockholders' equity	$4,880,866	$4,871,065	0.2

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2018 (%)	2017 (%)	2018 (%)	2017 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	37.2	37.8	35.8	36.5
	Oklahoma	6.7	5.7	6.2	6.2
	California	5.8	7.0	6.2	7.6
	Massachusetts	5.2	4.8	4.9	4.7
	Georgia	4.7	4.4	4.5	4.6
	Florida	2.9	2.4	2.6	2.5
	Louisiana	2.2	1.9	2.0	2.0
	New Hampshire	2.0	1.9	1.9	2.0
	South Carolina	1.6	1.3	1.6	1.3
	New Jersey	1.5	1.7	1.6	1.7
	Kansas	1.4	1.5	1.4	1.6
	Mississippi	1.2	1.2	1.2	1.3
	Alabama	0.7	0.9	0.7	1.0
	Maryland	0.4	0.3	0.4	0.4
	New Mexico	0.1	0.1	0.1	—
		73.6	72.9	71.1	73.4

International	United Kingdom	21.4	22.6	23.9	21.8
	Brazil	5.0	4.5	5.0	4.8
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus		27.1	26.7	25.0	25.3
Volkswagen/Audi/Porsche		11.8	13.9	13.0	13.0
BMW/MINI		11.5	11.5	12.1	12.8
Ford/Lincoln		11.0	10.6	11.1	11.5
Honda/Acura		9.5	9.0	9.3	9.2
Nissan		6.8	7.0	6.5	7.5
Chevrolet/GMC/Buick/Cadillac		5.6	6.1	5.7	6.2
Mercedes-Benz/smart/Sprinter		4.2	3.4	4.7	3.8
Chrysler/Dodge/Jeep/RAM		3.9	3.9	4.0	3.9
Hyundai/Kia		4.0	4.2	3.9	4.0
Jaguar/Land Rover		1.7	1.6	1.8	0.8
Other		2.9	2.1	2.9	2.0
		100.0	100.0	100.0	100.0

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,196,551	$1,296,267	(7.7)
Used vehicle retail sales	572,011	562,031	1.8
Used vehicle wholesale sales	40,724	63,363	(35.7)
Total used	612,735	625,394	(2.0)
Parts and service	289,334	283,915	1.9
Finance, insurance and other, net	101,610	96,383	5.4
Total	$2,200,230	$2,301,959	(4.4)
GROSS MARGIN %:
New vehicle retail sales	4.8	5.1
Used vehicle retail sales	6.5	6.8
Used vehicle wholesale sales	1.0	(0.1)
Total used	6.1	6.1
Parts and service	53.9	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.0	15.4
GROSS PROFIT:
New vehicle retail sales	$57,278	$66,622	(14.0)
Used vehicle retail sales	37,241	37,962	(1.9)
Used vehicle wholesale sales	400	(54)	840.7
Total used	37,641	37,908	(0.7)
Parts and service	155,942	152,654	2.2
Finance, insurance and other, net	101,610	96,383	5.4
Total	$352,471	$353,567	(0.3)
UNITS SOLD:
Retail new vehicles sold	32,058	35,233	(9.0)
Retail used vehicles sold	28,125	26,304	6.9
Wholesale used vehicles sold	7,118	9,786	(27.3)
Total used	35,243	36,090	(2.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,325	$36,791	1.5
Used vehicle retail	$20,338	$21,367	(4.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,787	$1,891	(5.5)
Used vehicle retail sales	1,324	1,443	(8.2)
Used vehicle wholesale sales	56	(6)	1,033.3
Total used	1,068	1,050	1.7
Finance, insurance and other, net (per retail unit)	$1,688	$1,566	7.8
OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$101,610	$102,933	(1.3)
Adjusted Total Revenue (1)	$2,200,230	$2,308,509	(4.7)
Adjusted Total Gross Profit (1)	$352,471	$360,117	(2.1)
Adjusted Total Gross Margin (1)	16.0	15.6
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,688	$1,673	0.9
SG&A expenses	$242,210	$261,787	(7.5)
Adjusted SG&A expenses (1)	$249,000	$252,120	(1.2)
SG&A as % revenues	11.0	11.4
Adjusted SG&A as % revenues (1)	11.3	11.0
SG&A as % gross profit	68.7	74.0
Adjusted SG&A as % gross profit (1)	70.6	70.0
Operating margin %	3.3	3.0
Adjusted operating margin % (1)	4.1	4.1
Pretax margin %	2.0	1.8
Adjusted pretax margin % (1)	2.7	2.9

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(12,904)	$(12,014)	7.4
Floorplan assistance	11,736	13,295	(11.7)
Net floorplan (expense) income	$(1,168)	$1,281	(191.2)
Other interest expense, net	$(17,273)	$(16,727)	3.3
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)
	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,433,386	$3,458,287	(0.7)
Used vehicle retail sales	1,727,848	1,620,171	6.6
Used vehicle wholesale sales	137,507	200,384	(31.4)
Total used	1,865,355	1,820,555	2.5
Parts and service	862,737	837,772	3.0
Finance, insurance and other, net	295,239	276,754	6.7
Total	$6,456,717	$6,393,368	1.0
GROSS MARGIN %:
New vehicle retail sales	4.9	5.1
Used vehicle retail sales	6.3	6.9
Used vehicle wholesale sales	2.5	(0.1)
Total used	6.1	6.2
Parts and service	53.8	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	15.9
GROSS PROFIT:
New vehicle retail sales	$166,771	$174,831	(4.6)
Used vehicle retail sales	109,535	112,598	(2.7)
Used vehicle wholesale sales	3,387	(170)	2,092.4
Total used	112,922	112,428	0.4
Parts and service	463,894	450,623	2.9
Finance, insurance and other, net	295,239	276,754	6.7
Total	$1,038,826	$1,014,636	2.4
UNITS SOLD:
Retail new vehicles sold	91,119	93,533	(2.6)
Retail used vehicles sold	83,919	76,435	9.8
Wholesale used vehicles sold	23,793	29,468	(19.3)
Total used	107,712	105,903	1.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,680	$36,974	1.9
Used vehicle retail	$20,589	$21,197	(2.9)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,830	$1,869	(2.1)
Used vehicle retail sales	1,305	1,473	(11.4)
Used vehicle wholesale sales	142	(6)	2,466.7
Total used	1,048	1,062	(1.3)
Finance, insurance and other, net (per retail unit)	$1,687	$1,628	3.6
OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$295,239	$283,304	4.2
Adjusted Total revenue (1)	$6,456,717	$6,399,918	0.9
Adjusted Total gross profit (1)	$1,038,826	$1,021,186	1.7
Adjusted Total gross margin (1)	16.1	16.0
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,687	$1,667	1.2
SG&A expenses	$729,430	$741,904	(1.7)
Adjusted SG&A expenses (1)	$748,527	$733,427	2.1
SG&A as % revenues	11.3	11.6
Adjusted SG&A as % revenues (1)	11.6	11.5
SG&A as % gross profit	70.2	73.1
Adjusted SG&A as % gross profit (1)	72.1	71.8
Operating margin %	3.8	3.6
Adjusted operating margin % (1)	3.9	3.9
Pretax margin %	2.4	2.2
Adjusted pretax margin % (1)	2.5	2.6

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(38,050)	$(34,954)	8.9
Floorplan assistance	33,692	35,031	(3.8)
Net floorplan (expense) income	$(4,358)	$77	(5,759.7)
Other interest expense, net	$(51,621)	$(49,571)	4.1
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$278,046	$334,772	(16.9)	(16.1)
Used vehicle retail sales	200,058	158,076	26.6	27.2
Used vehicle wholesale sales	41,696	38,647	7.9	8.5
Total used	241,754	196,723	22.9	23.6
Parts and service	53,817	46,783	15.0	15.6
Finance, insurance and other, net	12,319	12,448	(1.0)	(0.2)
Total	$585,936	$590,726	(0.8)	—
GROSS MARGIN %:
New vehicle retail sales	5.4	5.1
Used vehicle retail sales	5.8	4.7
Used vehicle wholesale sales	(2.1)	(0.9)
Total used	4.4	3.6
Parts and service	56.7	57.3
Finance, insurance and other, net	100.0	100.0
Total	11.7	10.8
GROSS PROFIT:
New vehicle retail sales	$15,128	$17,205	(12.1)	(10.8)
Used vehicle retail sales	11,625	7,471	55.6	56.6
Used vehicle wholesale sales	(880)	(347)	(153.6)	(148.1)
Total used	10,745	7,124	50.8	52.1
Parts and service	30,530	26,823	13.8	14.4
Finance, insurance and other, net	12,319	12,448	(1.0)	(0.2)
Total	$68,722	$63,600	8.1	9.0
UNITS SOLD:
Retail new vehicles sold	9,333	10,909	(14.4)
Retail used vehicles sold	8,482	7,011	21.0
Wholesale used vehicles sold	5,382	4,939	9.0
Total used	13,864	11,950	16.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,792	$30,688	(2.9)	(1.9)
Used vehicle retail	$23,586	$22,547	4.6	5.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,621	$1,577	2.8	4.2
Used vehicle retail sales	1,371	1,066	28.6	29.4
Used vehicle wholesale sales	(164)	(70)	(134.3)	(127.7)
Total used	775	596	30.0	31.1
Finance, insurance and other, net (per retail unit)	$691	$695	(0.6)	0.4
OTHER:
SG&A expenses	$59,704	$53,395	11.8	12.4
SG&A as % revenues	10.2	9.0
SG&A as % gross profit	86.9	84.0
Operating margin %	1.0	1.3
Pretax margin %	0.5	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(1,556)	$(1,336)	16.5	17.3
Floorplan assistance	299	265	12.8	13.6
Net floorplan expense	$(1,257)	$(1,071)	17.4	18.3
Other interest expense, net	$(1,693)	$(1,121)	51.0	52.0
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)
	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$971,085	$824,827	17.7	11.3
Used vehicle retail sales	600,715	401,851	49.5	41.6
Used vehicle wholesale sales	134,408	99,604	34.9	27.5
Total used	735,123	501,455	46.6	38.8
Parts and service	164,954	120,614	36.8	29.4
Finance, insurance and other, net	42,199	31,260	35.0	27.9
Total	$1,913,361	$1,478,156	29.4	22.4
GROSS MARGIN %:
New vehicle retail sales	5.1	5.5
Used vehicle retail sales	5.2	4.9
Used vehicle wholesale sales	(1.6)	(0.9)
Total used	4.0	3.7
Parts and service	57.1	57.6
Finance, insurance and other, net	100.0	100.0
Total	11.2	11.2
GROSS PROFIT:
New vehicle retail sales	$49,546	$45,350	9.3	3.5
Used vehicle retail sales	31,288	19,579	59.8	51.4
Used vehicle wholesale sales	(2,188)	(851)	(157.1)	(149.7)
Total used	29,100	18,728	55.4	47.0
Parts and service	94,132	69,488	35.5	28.2
Finance, insurance and other, net	42,199	31,260	35.0	27.9
Total	$214,977	$164,826	30.4	23.5
UNITS SOLD:
Retail new vehicles sold	30,697	27,821	10.3
Retail used vehicles sold	24,818	18,435	34.6
Wholesale used vehicles sold	16,924	13,245	27.8
Total used	41,742	31,680	31.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,635	$29,648	6.7	0.8
Used vehicle retail	$24,205	$21,798	11.0	5.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,614	$1,630	(1.0)	(6.2)
Used vehicle retail sales	1,261	1,062	18.7	12.5
Used vehicle wholesale sales	(129)	(64)	(101.6)	(95.4)
Total used	697	591	17.9	11.5
Finance, insurance and other, net (per retail unit)	$760	$676	12.4	6.5
OTHER:
SG&A expenses	$181,558	$137,475	32.1	24.9
Adjusted SG&A expenses (1)	$181,558	$137,187	32.3	25.2
SG&A as % revenues	9.5	9.3
Adjusted SG&A as % revenues (1)	9.5	9.3
SG&A as % gross profit	84.5	83.4
Adjusted SG&A as % gross profit (1)	84.5	83.2
Operating margin %	1.3	1.5
Adjusted operating margin % (1)	1.3	1.5
Pretax margin %	0.8	1.1
Adjusted pretax margin % (1)	0.8	1.1

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(4,687)	$(3,423)	36.9	29.7
Floorplan assistance	824	714	15.4	9.3
Net floorplan expense	$(3,863)	$(2,709)	42.6	35.1
Other interest expense, net	$(5,015)	$(2,386)	110.2	99.7
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$64,901	$79,202	(18.1)	2.3
Used vehicle retail sales	20,336	22,931	(11.3)	10.3
Used vehicle wholesale sales	4,150	2,817	47.3	84.7
Total used	24,486	25,748	(4.9)	18.4
Parts and service	11,350	12,495	(9.2)	13.1
Finance, insurance and other, net	2,155	2,162	(0.3)	24.5
Total	$102,892	$119,607	(14.0)	7.3
GROSS MARGIN %:
New vehicle retail sales	8.0	5.7
Used vehicle retail sales	6.3	7.4
Used vehicle wholesale sales	4.0	7.7
Total used	5.9	7.4
Parts and service	45.0	45.5
Finance, insurance and other, net	100.0	100.0
Total	13.5	11.9
GROSS PROFIT:
New vehicle retail sales	$5,196	$4,505	15.3	43.8
Used vehicle retail sales	1,289	1,690	(23.7)	(5.5)
Used vehicle wholesale sales	166	216	(23.1)	(3.6)
Total used	1,455	1,906	(23.7)	(5.2)
Parts and service	5,102	5,680	(10.2)	11.9
Finance, insurance and other, net	2,155	2,162	(0.3)	24.5
Total	$13,908	$14,253	(2.4)	21.6
UNITS SOLD:
Retail new vehicles sold	2,193	2,179	0.6
Retail used vehicles sold	1,069	1,034	3.4
Wholesale used vehicles sold	402	242	66.1
Total used	1,471	1,276	15.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,595	$36,348	(18.6)	1.6
Used vehicle retail	$19,023	$22,177	(14.2)	6.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,369	$2,067	14.6	42.8
Used vehicle retail sales	1,206	1,634	(26.2)	(8.5)
Used vehicle wholesale sales	413	893	(53.8)	(42.0)
Total used	989	1,494	(33.8)	(17.8)
Finance, insurance and other, net (per retail unit)	$661	$673	(1.8)	22.6
OTHER:
SG&A expenses	$14,857	$13,145	13.0	42.2
Adjusted SG&A expenses (1)	$11,737	$13,145	(10.7)	11.4
SG&A as % revenues	14.4	11.0
Adjusted SG&A as % revenues (1)	11.4	11.0
SG&A as % gross profit	106.8	92.2
Adjusted SG&A as % gross profit (1)	84.4	92.2
Operating margin %	(1.3)	0.6
Adjusted operating margin % (1)	1.8	0.6
Pretax margin %	(1.7)	0.5
Adjusted pretax margin % (1)	1.4	0.5

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(225)	$(141)	59.6	99.7
Floorplan assistance	—	—	—	—
Net floorplan expense	$(225)	$(141)	59.6	99.7
Other interest expense, net	$(174)	$(26)	569.2	697.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)
	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$204,187	$213,108	(4.2)	8.3
Used vehicle retail sales	66,265	67,892	(2.4)	9.8
Used vehicle wholesale sales	11,538	8,373	37.8	57.8
Total used	77,803	76,265	2.0	15.1
Parts and service	34,454	36,136	(4.7)	7.8
Finance, insurance and other, net	6,024	6,283	(4.1)	9.2
Total	$322,468	$331,792	(2.8)	9.8
GROSS MARGIN %:
New vehicle retail sales	6.5	5.8
Used vehicle retail sales	6.1	7.2
Used vehicle wholesale sales	3.3	8.0
Total used	5.7	7.3
Parts and service	44.9	45.0
Finance, insurance and other, net	100.0	100.0
Total	12.2	12.2
GROSS PROFIT:
New vehicle retail sales	$13,294	$12,289	8.2	23.7
Used vehicle retail sales	4,041	4,864	(16.9)	(6.4)
Used vehicle wholesale sales	383	669	(42.8)	(35.5)
Total used	4,424	5,533	(20.0)	(10.0)
Parts and service	15,482	16,267	(4.8)	7.5
Finance, insurance and other, net	6,024	6,283	(4.1)	9.2
Total	$39,224	$40,372	(2.8)	10.3
UNITS SOLD:
Retail new vehicles sold	6,429	6,133	4.8
Retail used vehicles sold	3,163	3,048	3.8
Wholesale used vehicles sold	1,081	858	26.0
Total used	4,244	3,906	8.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,760	$34,748	(8.6)	3.3
Used vehicle retail	$20,950	$22,274	(5.9)	5.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,068	$2,004	3.2	18.0
Used vehicle retail sales	1,278	1,596	(19.9)	(9.8)
Used vehicle wholesale sales	354	780	(54.6)	(48.8)
Total used	1,042	1,417	(26.5)	(17.1)
Finance, insurance and other, net (per retail unit)	$628	$684	(8.2)	4.5
OTHER:
SG&A expenses	$38,222	$37,295	2.5	17.4
Adjusted SG&A expenses (1)	$34,552	$37,295	(7.4)	4.9
SG&A as % revenues	11.9	11.2
Adjusted SG&A as % revenues (1)	10.7	11.2
SG&A as % gross profit	97.4	92.4
Adjusted SG&A as % gross profit (1)	88.1	92.4
Operating margin %	(0.1)	0.6
Adjusted operating margin % (1)	1.1	0.6
Pretax margin %	(0.5)	0.4
Adjusted pretax margin % (1)	0.7	0.4
INTEREST EXPENSE:
Floorplan interest expense	$(598)	$(282)	112.1	139.1
Floorplan assistance	—	—	—	—
Net floorplan expense	$(598)	$(282)	112.1	139.1
Other interest expense, net	$(738)	$(231)	219.5	252.3
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,539,498	$1,710,241	(10.0)	(8.9)
Used vehicle retail sales	792,405	743,038	6.6	7.5
Used vehicle wholesale sales	86,570	104,827	(17.4)	(16.2)
Total used	878,975	847,865	3.7	4.5
Parts and service	354,501	343,193	3.3	4.2
Finance, insurance and other, net	116,084	110,993	4.6	5.2
Total	$2,889,058	$3,012,292	(4.1)	(3.1)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.3	6.3
Used vehicle wholesale sales	(0.4)	(0.2)
Total used	5.7	5.5
Parts and service	54.0	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.1	14.3
GROSS PROFIT:
New vehicle retail sales	$77,602	$88,332	(12.1)	(10.5)
Used vehicle retail sales	50,155	47,123	6.4	7.2
Used vehicle wholesale sales	(314)	(185)	(69.7)	(36.3)
Total used	49,841	46,938	6.2	7.1
Parts and service	191,574	185,157	3.5	4.2
Finance, insurance and other, net	116,084	110,993	4.6	5.2
Total	$435,101	$431,420	0.9	1.8
UNITS SOLD:
Retail new vehicles sold	43,584	48,321	(9.8)
Retail used vehicles sold	37,676	34,349	9.7
Wholesale used vehicles sold	12,902	14,967	(13.8)
Total used	50,578	49,316	2.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,323	$35,393	(0.2)	1.0
Used vehicle retail	$21,032	$21,632	(2.8)	(2.0)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,781	$1,828	(2.6)	(0.7)
Used vehicle retail sales	1,331	1,372	(3.0)	(2.2)
Used vehicle wholesale sales	(24)	(12)	(100.0)	(58.2)
Total used	985	952	3.5	4.5
Finance, insurance and other, net (per retail unit)	$1,429	$1,343	6.4	7.0
OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$116,084	$117,543	(1.2)	(0.7)
Adjusted Total revenue (1)	$2,889,058	$3,018,842	(4.3)	(3.3)
Adjusted Total gross profit (1)	$435,101	$437,970	(0.7)	0.3
Adjusted Total gross margin (1)	15.1	14.5
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,429	$1,422	0.5	1.0
SG&A expenses	$316,771	$328,327	(3.5)	(2.3)
Adjusted SG&A expenses (1)	$320,441	$318,660	0.6	1.6
SG&A as % revenues	11.0	10.9
Adjusted SG&A as % revenues (1)	11.1	10.6
SG&A as % gross profit	72.8	76.1
Adjusted SG&A as % gross profit (1)	73.6	72.8
Operating margin %	2.7	2.6
Adjusted operating margin % (1)	3.4	3.5
Pretax margin %	1.5	1.6
Adjusted pretax margin % (1)	2.2	2.4

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(14,685)	$(13,491)	8.9	9.4
Floorplan assistance	12,034	13,561	(11.3)	(11.2)
Net floorplan (expense) income	$(2,651)	$70	(3,887.1)	(4,015.3)
Other interest expense, net	$(19,140)	$(17,874)	7.1	7.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)
	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,608,658	$4,496,222	2.5	1.9
Used vehicle retail sales	2,394,828	2,089,914	14.6	13.5
Used vehicle wholesale sales	283,453	308,361	(8.1)	(9.9)
Total used	2,678,281	2,398,275	11.7	10.5
Parts and service	1,062,145	994,522	6.8	6.4
Finance, insurance and other, net	343,462	314,297	9.3	8.8
Total	$8,692,546	$8,203,316	6.0	5.2
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.0	6.6
Used vehicle wholesale sales	0.6	(0.1)
Total used	5.5	5.7
Parts and service	54.0	53.9
Finance, insurance and other, net	100.0	100.0
Total	14.9	14.9
GROSS PROFIT:
New vehicle retail sales	$229,611	$232,470	(1.2)	(1.5)
Used vehicle retail sales	144,864	137,041	5.7	4.9
Used vehicle wholesale sales	1,582	(352)	549.4	581.5
Total used	146,446	136,689	7.1	6.4
Parts and service	573,508	536,378	6.9	6.4
Finance, insurance and other, net	343,462	314,297	9.3	8.8
Total	$1,293,027	$1,219,834	6.0	5.5
UNITS SOLD:
Retail new vehicles sold	128,245	127,487	0.6
Retail used vehicles sold	111,900	97,918	14.3
Wholesale used vehicles sold	41,798	43,571	(4.1)
Total used	153,698	141,489	8.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,936	$35,268	1.9	1.3
Used vehicle retail	$21,402	$21,344	0.3	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,790	$1,823	(1.8)	(2.1)
Used vehicle retail sales	1,295	1,400	(7.5)	(8.2)
Used vehicle wholesale sales	38	(8)	575.0	601.9
Total used	953	966	(1.3)	(2.1)
Finance, insurance and other, net (per retail unit)	$1,430	$1,394	2.6	2.2
OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$343,462	$320,847	7.0	6.6
Adjusted Total revenue (1)	$8,692,546	$8,209,866	5.9	5.1
Adjusted Total gross profit (1)	$1,293,027	$1,226,384	5.4	4.9
Adjusted Total gross margin (1)	14.9	14.9
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,430	$1,423	0.5	0.1
SG&A expenses	$949,210	$916,674	3.5	3.1
Adjusted SG&A expenses (1)	$964,637	$907,909	6.2	5.7
SG&A as % revenues	10.9	11.2
Adjusted SG&A as % revenues (1)	11.1	11.1
SG&A as % gross profit	73.4	75.1
Adjusted SG&A as % gross profit (1)	74.6	74.0
Operating margin %	3.1	3.1
Adjusted operating margin % (1)	3.2	3.4
Pretax margin %	1.9	2.0
Adjusted pretax margin % (1)	2.0	2.3

Exhibit 99.1

INTEREST EXPENSE:
Floorplan interest expense	$(43,335)	$(38,659)	12.1	11.7
Floorplan assistance	34,516	35,745	(3.4)	(3.6)
Net floorplan expense	$(8,819)	$(2,914)	202.6	198.3
Other interest expense, net	$(57,374)	$(52,188)	9.9	9.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,168,356	$1,277,933	(8.6)
Used vehicle retail sales	556,910	552,925	0.7
Used vehicle wholesale sales	39,451	61,896	(36.3)
Total used	596,361	614,821	(3.0)
Parts and service	285,334	279,191	2.2
Finance, insurance and other, net	98,868	95,016	4.1
Total	$2,148,919	$2,266,961	(5.2)
GROSS MARGIN %:
New vehicle retail sales	4.8	5.1
Used vehicle retail sales	6.6	6.7
Used vehicle wholesale sales	1.0	(0.2)
Total used	6.2	6.0
Parts and service	53.9	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	15.3
GROSS PROFIT:
New vehicle retail sales	$55,745	$65,518	(14.9)
Used vehicle retail sales	36,505	37,316	(2.2)
Used vehicle wholesale sales	409	(130)	414.6
Total used	36,914	37,186	(0.7)
Parts and service	153,657	150,073	2.4
Finance, insurance and other, net	98,868	95,016	4.1
Total	$345,184	$347,793	(0.8)
UNITS SOLD:
Retail new vehicles sold	31,275	34,860	(10.3)
Retail used vehicles sold	27,406	25,980	5.5
Wholesale used vehicles sold	6,932	9,638	(28.1)
Total used	34,338	35,618	(3.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,358	$36,659	1.9
Used vehicle retail	$20,321	$21,283	(4.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,782	$1,879	(5.2)
Used vehicle retail sales	1,332	1,436	(7.2)
Used vehicle wholesale sales	59	(13)	553.8
Total used	1,075	1,044	3.0
Finance, insurance and other, net (per retail unit)	$1,685	$1,562	7.9

Exhibit 99.1

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$98,868	$101,566	(2.7)
Adjusted Total revenue (2)	$2,148,919	$2,273,511	(5.5)
Adjusted Total gross profit (2)	$345,184	$354,343	(2.6)
Adjusted Total gross margin (2)	16.1	15.6	—
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,685	$1,669	1.0
SG&A expenses	$239,268	$257,330	(7.0)
Adjusted SG&A expenses (2)	$243,036	$247,663	(1.9)
SG&A as % revenues	11.1	11.4
Adjusted SG&A as % revenues (2)	11.3	10.9
SG&A as % gross profit	69.3	74.0
Adjusted SG&A as % gross profit (2)	70.4	69.9
Operating margin %	3.3	3.0
Adjusted operating margin % (2)	4.1	4.2
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,357,715	$3,435,980	(2.3)
Used vehicle retail sales	1,690,460	1,609,804	5.0
Used vehicle wholesale sales	133,389	198,628	(32.8)
Total used	1,823,849	1,808,432	0.9
Parts and service	850,231	831,905	2.2
Finance, insurance and other, net	288,317	274,338	5.1
Total	$6,320,112	$6,350,655	(0.5)
GROSS MARGIN %:
New vehicle retail sales	4.8	5.0
Used vehicle retail sales	6.3	7.0
Used vehicle wholesale sales	2.5	(0.1)
Total used	6.1	6.2
Parts and service	53.7	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	15.9
GROSS PROFIT:
New vehicle retail sales	$162,465	$173,509	(6.4)
Used vehicle retail sales	107,251	111,896	(4.2)
Used vehicle wholesale sales	3,395	(220)	1,643.2
Total used	110,646	111,676	(0.9)
Parts and service	456,654	447,420	2.1
Finance, insurance and other, net	288,317	274,338	5.1
Total	$1,018,082	$1,006,943	1.1
UNITS SOLD:
Retail new vehicles sold	89,255	93,088	(4.1)
Retail used vehicles sold	82,235	76,078	8.1
Wholesale used vehicles sold	23,288	29,300	(20.5)
Total used	105,523	105,378	0.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,619	$36,911	1.9
Used vehicle retail	$20,556	$21,160	(2.9)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,820	$1,864	(2.4)
Used vehicle retail sales	1,304	1,471	(11.4)
Used vehicle wholesale sales	146	(8)	1,925.0
Total used	1,049	1,060	(1.0)

Finance, insurance and other, net (per retail unit)	$1,681	$1,622	3.6

Exhibit 99.1

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$288,317	$280,888	2.6
Adjusted Total revenue (2)	$6,320,112	$6,357,205	(0.6)
Adjusted Total gross profit (2)	$1,018,082	$1,013,493	0.5
Adjusted Total gross margin (2)	16.1	15.9
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,681	$1,660	1.3
SG&A expenses	$735,914	$735,942	—
Adjusted SG&A expenses (2)	$731,870	$727,465	0.6
SG&A as % revenues	11.6	11.6
Adjusted SG&A as % revenues (2)	11.6	11.4
SG&A as % gross profit	72.3	73.1
Adjusted SG&A as % gross profit (2)	71.9	71.8
Operating margin %	3.4	3.6
Adjusted operating margin % (2)	3.9	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$236,127	$319,782	(26.2)	(25.3)
Used vehicle retail sales	166,503	146,611	13.6	14.3
Used vehicle wholesale sales	36,763	35,808	2.7	3.4
Total used	203,266	182,419	11.4	12.2
Parts and service	46,187	43,851	5.3	5.9
Finance, insurance and other, net	10,809	11,706	(7.7)	(6.7)
Total	$496,389	$557,758	(11.0)	(10.1)
GROSS MARGIN %:
New vehicle retail sales	5.6	5.2
Used vehicle retail sales	5.4	5.0
Used vehicle wholesale sales	(1.7)	(0.8)
Total used	4.1	3.9
Parts and service	55.6	57.5
Finance, insurance and other, net	100.0	100.0
Total	11.7	10.9
GROSS PROFIT:
New vehicle retail sales	$13,224	$16,625	(20.5)	(19.3)
Used vehicle retail sales	8,918	7,384	20.8	21.5
Used vehicle wholesale sales	(623)	(280)	(122.5)	(117.2)
Total used	8,295	7,104	16.8	17.7
Parts and service	25,701	25,208	2.0	2.6
Finance, insurance and other, net	10,809	11,706	(7.7)	(6.7)
Total	$58,029	$60,643	(4.3)	(3.4)
UNITS SOLD:
Retail new vehicles sold	8,121	10,341	(21.5)
Retail used vehicles sold	6,982	6,483	7.7
Wholesale used vehicles sold	4,697	4,594	2.2
Total used	11,679	11,077	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,076	$30,924	(6.0)	(4.9)
Used vehicle retail	$23,847	$22,615	5.4	6.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,628	$1,608	1.2	2.8
Used vehicle retail sales	1,277	1,139	12.1	12.8
Used vehicle wholesale sales	(133)	(61)	(118.0)	(112.4)
Total used	710	641	10.8	11.7
Finance, insurance and other, net (per retail unit)	$716	$696	2.9	3.9
OTHER:
SG&A expenses	$50,901	$49,651	2.5	3.2
SG&A as % revenues	10.3	8.9
SG&A as % gross profit	87.7	81.9
Operating margin %	0.9	1.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$760,304	$806,364	(5.7)	(10.8)
Used vehicle retail sales	462,087	388,892	18.8	12.7
Used vehicle wholesale sales	107,775	96,470	11.7	5.7
Total used	569,862	485,362	17.4	11.3
Parts and service	130,198	117,105	11.2	5.3
Finance, insurance and other, net	33,339	30,413	9.6	4.0
Total	$1,493,703	$1,439,244	3.8	(1.7)
GROSS MARGIN %:
New vehicle retail sales	5.4	5.5
Used vehicle retail sales	5.1	5.0
Used vehicle wholesale sales	(1.5)	(0.8)
Total used	3.9	3.8
Parts and service	56.9	57.7
Finance, insurance and other, net	100.0	100.0
Total	11.4	11.2
GROSS PROFIT:
New vehicle retail sales	$41,058	$44,623	(8.0)	(12.7)
Used vehicle retail sales	23,563	19,404	21.4	15.1
Used vehicle wholesale sales	(1,601)	(764)	(109.6)	(102.7)
Total used	21,962	18,640	17.8	11.5
Parts and service	74,110	67,596	9.6	3.9
Finance, insurance and other, net	33,339	30,413	9.6	4.0
Total	$170,469	$161,272	5.7	0.2
UNITS SOLD:
Retail new vehicles sold	24,507	27,057	(9.4)
Retail used vehicles sold	18,844	17,819	5.8
Wholesale used vehicles sold	13,517	12,840	5.3
Total used	32,361	30,659	5.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,024	$29,802	4.1	(1.5)
Used vehicle retail	$24,522	$21,825	12.4	6.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,675	$1,649	1.6	(3.7)
Used vehicle retail sales	1,250	1,089	14.8	8.9
Used vehicle wholesale sales	(118)	(60)	(96.7)	(92.5)
Total used	679	608	11.7	5.7
Finance, insurance and other, net (per retail unit)	$769	$678	13.4	7.7
OTHER:
SG&A expenses	$144,035	$132,667	8.6	2.8
Adjusted SG&A expenses (2)	$144,035	$132,379	8.8	3.0
SG&A as % revenues	9.6	9.2
Adjusted SG&A as % revenues (2)	9.6	9.2
SG&A as % gross profit	84.5	82.3
Adjusted SG&A as % gross profit (2)	84.5	82.1
Operating margin %	1.3	1.6
Adjusted operating margin % (2)	1.3	1.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$59,951	$79,203	(24.3)	(5.5)
Used vehicle retail sales	19,679	22,930	(14.2)	6.7
Used vehicle wholesale sales	3,957	2,818	40.4	76.1
Total used	23,636	25,748	(8.2)	14.3
Parts and service	10,802	12,495	(13.5)	7.6
Finance, insurance and other, net	2,029	2,162	(6.2)	17.2
Total	$96,418	$119,608	(19.4)	0.5
GROSS MARGIN %:
New vehicle retail sales	8.2	5.7
Used vehicle retail sales	6.5	7.4
Used vehicle wholesale sales	3.9	7.7
Total used	6.1	7.4
Parts and service	44.3	45.5
Finance, insurance and other, net	100.0	100.0
Total	13.7	11.9
GROSS PROFIT:
New vehicle retail sales	$4,930	$4,505	9.4	36.4
Used vehicle retail sales	1,283	1,693	(24.2)	(6.1)
Used vehicle wholesale sales	155	216	(28.2)	(10.2)
Total used	1,438	1,909	(24.7)	(6.6)
Parts and service	4,787	5,681	(15.7)	4.9
Finance, insurance and other, net	2,029	2,162	(6.2)	17.2
Total	$13,184	$14,257	(7.5)	15.2
UNITS SOLD:
Retail new vehicles sold	1,986	2,179	(8.9)
Retail used vehicles sold	1,027	1,034	(0.7)
Wholesale used vehicles sold	359	242	48.3
Total used	1,386	1,276	8.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,187	$36,348	(17.0)	3.6
Used vehicle retail	$19,162	$22,176	(13.6)	7.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,482	$2,067	20.1	49.7
Used vehicle retail sales	1,249	1,637	(23.7)	(5.5)
Used vehicle wholesale sales	432	893	(51.6)	(39.4)
Total used	1,038	1,496	(30.6)	(14.0)
Finance, insurance and other, net (per retail unit)	$673	$673	—	25.0
OTHER:
SG&A expenses	$13,725	$12,794	7.3	34.8
Adjusted SG&A expenses (2)	$11,218	$12,794	(12.3)	9.4
SG&A as % revenues	14.2	10.7
Adjusted SG&A as % revenues (2)	11.6	10.7
SG&A as % gross profit	104.1	89.7
Adjusted SG&A as % gross profit (2)	85.1	89.7
Operating margin %	(0.9)	0.9
Adjusted operating margin % (2)	1.7	0.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$196,338	$210,873	(6.9)	4.9
Used vehicle retail sales	65,139	66,081	(1.4)	10.8
Used vehicle wholesale sales	11,345	8,357	35.8	55.2
Total used	76,484	74,438	2.7	15.8
Parts and service	33,593	35,480	(5.3)	6.8
Finance, insurance and other, net	5,868	6,043	(2.9)	10.4
Total	$312,283	$326,834	(4.5)	7.7
GROSS MARGIN %:
New vehicle retail sales	6.6	5.8
Used vehicle retail sales	6.2	7.3
Used vehicle wholesale sales	3.3	8.0
Total used	5.7	7.4
Parts and service	44.6	45.6
Finance, insurance and other, net	100.0	100.0
Total	12.2	12.2
GROSS PROFIT:
New vehicle retail sales	$12,879	$12,193	5.6	20.6
Used vehicle retail sales	4,011	4,821	(16.8)	(6.3)
Used vehicle wholesale sales	372	669	(44.4)	(37.7)
Total used	4,383	5,490	(20.2)	(10.1)
Parts and service	14,990	16,180	(7.4)	4.4
Finance, insurance and other, net	5,868	6,043	(2.9)	10.4
Total	$38,120	$39,906	(4.5)	8.3
UNITS SOLD:
Retail new vehicles sold	6,116	6,035	1.3
Retail used vehicles sold	3,094	3,003	3.0
Wholesale used vehicles sold	1,030	748	37.7
Total used	4,124	3,751	9.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,102	$34,942	(8.1)	3.5
Used vehicle retail	$21,053	$22,005	(4.3)	7.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,106	$2,020	4.3	19.0
Used vehicle retail sales	1,296	1,605	(19.3)	(9.1)
Used vehicle wholesale sales	361	894	(59.6)	(54.7)
Total used	1,063	1,464	(27.4)	(18.3)
Finance, insurance and other, net (per retail unit)	$637	$669	(4.8)	8.4
OTHER:
SG&A expenses	$36,578	$36,139	1.2	15.7
Adjusted SG&A expenses (2)	$33,644	$36,139	(6.9)	5.3
SG&A as % revenues	11.7	11.1
Adjusted SG&A as % revenues (2)	10.8	11.1
SG&A as % gross profit	96.0	90.6
Adjusted SG&A as % gross profit (2)	88.3	90.6
Operating margin %	0.1	0.8
Adjusted operating margin % (2)	1.0	0.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,464,434	$1,676,918	(12.7)	(11.6)
Used vehicle retail sales	743,092	722,466	2.9	3.7
Used vehicle wholesale sales	80,171	100,522	(20.2)	(19.0)
Total used	823,263	822,988	—	0.9
Parts and service	342,323	335,537	2.0	2.9
Finance, insurance and other, net	111,706	108,884	2.6	3.2
Total	$2,741,726	$2,944,327	(6.9)	(5.9)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.3	6.4
Used vehicle wholesale sales	(0.1)	(0.2)
Total used	5.7	5.6
Parts and service	53.8	53.9
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.4
GROSS PROFIT:
New vehicle retail sales	$73,899	$86,648	(14.7)	(13.1)
Used vehicle retail sales	46,706	46,393	0.7	1.5
Used vehicle wholesale sales	(59)	(194)	69.6	97.7
Total used	46,647	46,199	1.0	1.9
Parts and service	184,145	180,962	1.8	2.5
Finance, insurance and other, net	111,706	108,884	2.6	3.2
Total	$416,397	$422,693	(1.5)	(0.6)
UNITS SOLD:
Retail new vehicles sold	41,382	47,380	(12.7)
Retail used vehicles sold	35,415	33,497	5.7
Wholesale used vehicles sold	11,988	14,474	(17.2)
Total used	47,403	47,971	(1.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,388	$35,393	—	1.2
Used vehicle retail	$20,982	$21,568	(2.7)	(1.9)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,786	$1,829	(2.4)	(0.5)
Used vehicle retail sales	1,319	1,385	(4.8)	(4.0)
Used vehicle wholesale sales	(5)	(13)	61.5	97.3
Total used	984	963	2.2	3.1
Finance, insurance and other, net (per retail unit)	$1,455	$1,346	8.1	8.6

Exhibit 99.1

OTHER:
Adjusted Finance, insurance and other revenue, net(2), (3)	$111,706	$115,434	(3.2)	(2.7)
Adjusted Total revenue (2)	$2,741,726	$2,950,877	(7.1)	(6.1)
Adjusted Total gross profit (2)	$416,397	$429,243	(3.0)	(2.1)
Adjusted Total gross margin (2)	15.2	14.5
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,455	$1,427	2.0	2.5
SG&A expenses	$303,894	$319,775	(5.0)	(3.8)
Adjusted SG&A expenses (2)	$305,155	$310,108	(1.6)	(0.6)
SG&A as % revenues	11.1	10.9
Adjusted SG&A as % revenues (2)	11.1	10.5
SG&A as % gross profit	73.0	75.7
Adjusted SG&A as % gross profit (2)	73.3	72.2
Operating margin %	2.7	2.7
Adjusted operating margin % (2)	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Nine Months Ended September 30,
	2018	2017	% Increase/ (Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,314,357	$4,453,217	(3.1)	(3.5)
Used vehicle retail sales	2,217,686	2,064,777	7.4	6.6
Used vehicle wholesale sales	252,509	303,455	(16.8)	(18.2)
Total used	2,470,195	2,368,232	4.3	3.5
Parts and service	1,014,022	984,490	3.0	2.7
Finance, insurance and other, net	327,524	310,794	5.4	5.1
Total	$8,126,098	$8,116,733	0.1	(0.4)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.1	6.6
Used vehicle wholesale sales	0.9	(0.1)
Total used	5.5	5.7
Parts and service	53.8	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.1	14.9
GROSS PROFIT:
New vehicle retail sales	$216,402	$230,325	(6.0)	(6.2)
Used vehicle retail sales	134,825	136,121	(1.0)	(1.5)
Used vehicle wholesale sales	2,166	(315)	787.6	819.3
Total used	136,991	135,806	0.9	0.4
Parts and service	545,754	531,196	2.7	2.4
Finance, insurance and other, net	327,524	310,794	5.4	5.1
Total	$1,226,671	$1,208,121	1.5	1.2
UNITS SOLD:
Retail new vehicles sold	119,878	126,180	(5.0)
Retail used vehicles sold	104,173	96,900	7.5
Wholesale used vehicles sold	37,835	42,888	(11.8)
Total used	142,008	139,788	1.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,990	$35,293	2.0	1.6
Used vehicle retail	$21,288	$21,308	(0.1)	(0.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,805	$1,825	(1.1)	(1.2)
Used vehicle retail sales	1,294	1,405	(7.9)	(8.4)
Used vehicle wholesale sales	57	(7)	914.3	915.3
Total used	965	972	(0.7)	(1.2)
Finance, insurance and other, net (per retail unit)	$1,462	$1,393	5.0	4.6

Exhibit 99.1

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$327,524	$317,344	3.2	2.9
Adjusted Total revenue (2)	$8,126,098	$8,123,283	—	(0.4)
Adjusted Total gross profit (2)	$1,226,671	$1,214,671	1.0	0.7
Adjusted Total gross margin (2)	15.1	15.0
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,462	$1,423	2.7	2.5
SG&A expenses	$916,527	$904,748	1.3	1.0
Adjusted SG&A expenses (2)	$909,549	$895,983	1.5	1.2
SG&A as % revenues	11.3	11.1
Adjusted SG&A as % revenues (2)	11.2	11.0
SG&A as % gross profit	74.7	74.9
Adjusted SG&A as % gross profit (2)	74.1	73.8
Operating margin %	2.9	3.1
Adjusted operating margin % (2)	3.3	3.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2018	2017	% Increase/ (Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$101,610	$96,383	5.4
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$101,610	$102,933	(1.3)
TOTAL REVENUES RECONCILIATION:
As reported	$2,200,230	$2,301,959	(4.4)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$2,200,230	$2,308,509	(4.7)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$352,471	$353,567	(0.3)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$352,471	$360,117	(2.1)
SG&A RECONCILIATION:
As reported	$242,210	$261,787	(7.5)
Pre-tax adjustments:
Catastrophic events	—	(8,149)
Gain (loss) on real estate and dealership transactions	5,394	(798)
Legal settlements	1,396	(720)
Adjusted SG&A (1)	$249,000	$252,120	(1.2)
TOTAL GROSS MARGIN %:
Unadjusted	16.0	15.4
Adjusted (1)	16.0	15.6
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,688	$1,566	7.8
Adjusted (1)	$1,688	$1,673	0.9
SG&A AS % REVENUES:
Unadjusted	11.0	11.4
Adjusted (1)	11.3	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	68.7	74.0
Adjusted (1)	70.6	70.0
OPERATING MARGIN %:
Unadjusted	3.3	3.0
Adjusted (1), (2)	4.1	4.1
PRETAX MARGIN %:
Unadjusted	2.0	1.8
Adjusted (1), (2)	2.7	2.9

Exhibit 99.1

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$98,868	$95,016	4.1
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$98,868	$101,566	(2.7)
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,148,919	$2,266,961	(5.2)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$2,148,919	$2,273,511	(5.5)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$345,184	$347,793	(0.8)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$345,184	$354,343	(2.6)
SAME STORE SG&A RECONCILIATION:
As reported	$239,268	$257,330	(7.0)
Pre-tax adjustments:
Catastrophic events	—	(8,149)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Legal settlements	1,396	(720)
Adjusted Same Store SG&A (1)	$243,036	$247,663	(1.9)
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	16.1	15.3
Adjusted (1)	16.1	15.6
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,685	$1,562	7.9
Adjusted (1)	$1,685	$1,669	1.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	11.4
Adjusted (1)	11.3	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	69.3	74.0
Adjusted (1)	70.4	69.9
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	3.0
Adjusted (1), (3)	4.1	4.2
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $23,159 for the three months ended September 30, 2018 and $9,526 for the three months ended September 30, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $22,161 for the three months ended September 30, 2018 and $9,526 for the three months ended September 30, 2017.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)
	Nine Months Ended September 30,
	2018	2017	% Increase/ (Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$295,239	$276,754	6.7
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$295,239	$283,304	4.2
TOTAL REVENUES RECONCILIATION:
As reported	$6,456,717	$6,393,368	1.0
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$6,456,717	$6,399,918	0.9
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,038,826	$1,014,636	2.4
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$1,038,826	$1,021,186	1.7
SG&A RECONCILIATION:
As reported	$729,430	$741,904	(1.7)
Pre-tax adjustments:
Catastrophic events	(5,812)	(8,792)
Gain (loss) on real estate and dealership transactions	25,513	(798)
Legal settlements	(604)	1,113
Adjusted SG&A (1)	$748,527	$733,427	2.1
TOTAL GROSS MARGIN %:
Unadjusted	16.1	15.9
Adjusted (1)	16.1	16.0
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,687	$1,628	3.6
Adjusted (1)	$1,687	$1,667	1.2
SG&A AS % REVENUES:
Unadjusted	11.3	11.6
Adjusted (1)	11.6	11.5
SG&A AS % OF GROSS PROFIT:
Unadjusted	70.2	73.1
Adjusted (1)	72.1	71.8
OPERATING MARGIN %:
Unadjusted	3.8	3.6
Adjusted (1), (2)	3.9	3.9
PRETAX MARGIN %:
Unadjusted	2.4	2.2
Adjusted (1), (2)	2.5	2.6

Exhibit 99.1

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$288,317	$274,338	5.1
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$288,317	$280,888	2.6
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$6,320,112	$6,350,655	(0.5)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$6,320,112	$6,357,205	(0.6)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,018,082	$1,006,943	1.1
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$1,018,082	$1,013,493	0.5
SAME STORE SG&A RECONCILIATION:
As reported	$735,914	$735,942	—
Pre-tax adjustments:
Catastrophic events	(5,812)	(8,792)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Legal settlements	(604)	1,113
Adjusted Same Store SG&A (1)	$731,870	$727,465	0.6
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	16.1	15.9
Adjusted (1)	16.1	15.9
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,681	$1,622	3.6
Adjusted (1)	$1,681	$1,660	1.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.6	11.6
Adjusted (1)	11.6	11.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.3	73.1
Adjusted (1)	71.9	71.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.6
Adjusted (1), (3)	3.9	3.9
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $27,427 for the nine months ended September 30, 2018 and $9,526 for the nine months ended September 30, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $26,183 for the nine months ended September 30, 2018 and $9,526 for the nine months ended September 30, 2017.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)
	Nine Months Ended September 30,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$181,558	$137,475	32.1
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted SG&A (1)	$181,558	$137,187	32.3
SG&A AS % REVENUES:
Unadjusted	9.5	9.3
Adjusted (1)	9.5	9.3
SG&A AS % OF GROSS PROFIT:
Unadjusted	84.5	83.4
Adjusted (1)	84.5	83.2
OPERATING MARGIN %:
Unadjusted	1.3	1.5
Adjusted (1)	1.3	1.5
PRETAX MARGIN %:
Unadjusted	0.8	1.1
Adjusted (1)	0.8	1.1
SAME STORE SG&A RECONCILIATION:
As reported	$144,035	$132,667	8.6
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted Same Store SG&A (1)	$144,035	$132,379	8.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.6	9.2
Adjusted (1)	9.6	9.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	84.5	82.3
Adjusted (1)	84.5	82.1
SAME STORE OPERATING MARGIN %:
Unadjusted	1.3	1.6
Adjusted (1)	1.3	1.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)
	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$14,857	$13,145	13.0
Pre-tax adjustments:
Legal settlements	(3,120)	—
Adjusted SG&A (1)	$11,737	$13,145	(10.7)
SG&A AS % REVENUES:
Unadjusted	14.4	11.0
Adjusted (1)	11.4	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	106.8	92.2
Adjusted (1)	84.4	92.2
OPERATING MARGIN %:
Unadjusted	(1.3)	0.6
Adjusted (1)	1.8	0.6
PRETAX MARGIN %:
Unadjusted	(1.7)	0.5
Adjusted (1)	1.4	0.5
SAME STORE SG&A RECONCILIATION:
As reported	$13,725	$12,794	7.3
Pre-tax adjustments:
Legal settlements	(2,507)	—
Adjusted Same Store SG&A (1)	$11,218	$12,794	(12.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	14.2	10.7
Adjusted (1)	11.6	10.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	104.1	89.7
Adjusted (1)	85.1	89.7
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.9)	0.9
Adjusted (1)	1.7	0.9
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Nine Months Ended September 30,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$38,222	$37,295	2.5
Pre-tax adjustments:
Legal settlements	(3,670)	—
Adjusted SG&A (1)	$34,552	$37,295	(7.4)
SG&A AS % REVENUES:
Unadjusted	11.9	11.2
Adjusted (1)	10.7	11.2
SG&A AS % OF GROSS PROFIT:
Unadjusted	97.4	92.4
Adjusted (1)	88.1	92.4
OPERATING MARGIN %:
Unadjusted	(0.1)	0.6
Adjusted (1)	1.1	0.6
PRETAX MARGIN %:
Unadjusted	(0.5)	0.4
Adjusted (1)	0.7	0.4
SAME STORE SG&A RECONCILIATION:
As reported	$36,578	$36,139	1.2
Pre-tax adjustments:
Legal settlements	(2,934)	—
Adjusted Same Store SG&A (1)	$33,644	$36,139	(6.9)
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.7	11.1
Adjusted (1)	10.8	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	96.0	90.6
Adjusted (1)	88.3	90.6
SAME STORE OPERATING MARGIN %:
Unadjusted	0.1	0.8
Adjusted (1)	1.0	0.8
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$44,365	$47,143
Income Tax Provision	(9,587)	(17,262)
Net Income	$34,778	$29,881	16.4
Effective Tax Rate	21.6%	36.6%
Adjustments:
Catastrophic events
Pre-tax	—	14,699
Tax impact	—	(5,677)
(Gain) loss on real estate and dealership transactions
Pre-tax	(5,394)	798
Tax impact	1,249	(301)
Legal settlements
Pre-tax	1,724	720
Tax impact	(118)	(270)
Non-cash asset impairment
Pre-tax	23,159	9,526
Tax impact	(5,504)	(3,579)
Allowance for uncertain tax positions
Pre-tax	—	—
Tax impact	—	834
Tax rate changes
Pre-tax	—	—
Tax impact	(705)	—
Adjusted
Pretax Net Income	$63,854	$72,886
Income Tax Provision	(14,665)	(26,255)
Adjusted net income (1)	$49,189	$46,631	5.5
Effective Tax Rate	23.0%	36.0%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$49,189	$46,631	5.5
Less: Adjusted earnings allocated to participating securities	1,676	1,603	4.6
Adjusted net income available to diluted common shares (1)	$47,513	$45,028	5.5
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.74	$1.43	21.7
After-tax adjustments:
Catastrophic events	—	0.44
(Gain) loss on real estate and dealership transactions	(0.21)	0.02
Legal settlements	0.08	0.02
Non-cash asset impairment	0.89	0.28
Allowance for uncertain tax positions	—	0.04
Tax rate changes	(0.03)	—
Adjusted diluted income per share (1)	$2.47	$2.23	10.8

Exhibit 99.1

FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$116,084	$110,993	4.6
Pre-tax adjustments:	—	—
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$116,084	$117,543	(1.2)
TOTAL REVENUES RECONCILIATION:
As reported	$2,889,058	$3,012,292	(4.1)
Pre-tax adjustments:	—	—
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$2,889,058	$3,018,842	(4.3)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$435,101	$431,420	0.9
Pre-tax adjustments:	—	—
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$435,101	$437,970	(0.7)
SG&A RECONCILIATION:
As reported	$316,771	$328,327	(3.5)
Pre-tax adjustments:
Catastrophic events	—	(8,149)
Gain (loss) on real estate and dealership transactions	5,394	(798)
Legal settlements	(1,724)	(720)
Adjusted SG&A (1)	$320,441	$318,660	0.6
TOTAL GROSS MARGIN %:
Unadjusted	15.1	14.3
Adjusted (1)	15.1	14.5
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,429	$1,343	6.4
Adjusted (1)	$1,429	$1,422	0.5
SG&A AS % REVENUES:
Unadjusted	11.0	10.9
Adjusted (1)	11.1	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	72.8	76.1
Adjusted (1)	73.6	72.8
OPERATING MARGIN %:
Unadjusted	2.7	2.6
Adjusted (1), (2)	3.4	3.5
PRETAX MARGIN %:
Unadjusted	1.5	1.6
Adjusted (1), (2)	2.2	2.4
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$111,706	$108,884	2.6
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$111,706	$115,434	(3.2)
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,741,726	$2,944,327	(6.9)
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$2,741,726	$2,950,877	(7.1)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$416,397	$422,693	(1.5)
Pre-tax adjustments:	—	—
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$416,397	$429,243	(3.0)

Exhibit 99.1

SAME STORE SG&A RECONCILIATION:
As reported	$303,894	$319,775	(5.0)
Pre-tax adjustments:
Catastrophic events	—	(8,149)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Legal settlements	(1,111)	(720)
Adjusted Same Store SG&A (1)	$305,155	$310,108	(1.6)
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.2	14.4
Adjusted (1)	15.2	14.5
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,455	$1,346	8.1
Adjusted (1)	$1,455	$1,427	2.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.9
Adjusted (1)	11.1	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.0	75.7
Adjusted (1)	73.3	72.2
SAME STORE OPERATING MARGIN %:
Unadjusted	2.7	2.7
Adjusted (1), (3)	3.5	3.5
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $23,159 for the three months ended September 30, 2018 and $9,526 for the three months ended September 30, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $22,161 for the three months ended September 30, 2018 and $9,526 for the three months ended September 30, 2017.

Exhibit 99.1

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Nine Months Ended September 30, 2018
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$165,720	$160,029
Income Tax Provision	(38,666)	(57,076)
Net Income	$127,054	$102,953	23.4
Effective Tax Rate	23.3%	35.7%
Adjustments:
Catastrophic events
Pre-tax	5,812	15,341
Tax impact	(1,444)	(5,926)
(Gain) loss on real estate and dealership transactions
Pre-tax	(25,513)	798
Tax impact	6,166	(301)
Acquisition costs
Pre-tax	—	288
Tax impact	—	—
Legal settlements
Pre-tax	4,274	(1,113)
Tax impact	(687)	426
Non-cash asset impairment
Pre-tax	27,427	9,526
Tax impact	(6,593)	(3,579)
Allowance for uncertain tax positions
Pre-tax	—	—
Tax impact	—	834
Tax rate changes
Pre-tax
Tax impact	(705)	—
Adjusted
Pretax Net Income	$177,720	$184,869
Income Tax Provision	(41,929)	(65,622)
Adjusted net income (1)	$135,791	$119,247	13.9
Effective Tax Rate	23.6%	35.5%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$135,791	$119,247	13.9
Less: Adjusted earnings allocated to participating securities	4,605	4,248	8.4
Adjusted net income available to diluted common shares (1)	$131,186	$114,999	14.1
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$6.18	$4.85	27.4
After-tax adjustments:
Catastrophic events	0.21	0.44
(Gain) loss on real estate and dealership transactions	(0.94)	0.03
Acquisition costs including related tax impact	—	0.02
Legal settlements	0.18	(0.03)
Non-cash asset impairment	1.00	0.27
Allowance for uncertain tax positions	—	0.04
Tax rate changes	(0.03)	—
Adjusted diluted income per share (1)	$6.60	$5.62	17.4

Exhibit 99.1

FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$343,462	$314,297	9.3
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$343,462	$320,847	7.0
TOTAL REVENUES RECONCILIATION:
As reported	$8,692,546	$8,203,316	6.0
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$8,692,546	$8,209,866	5.9
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,293,027	$1,219,834	6.0
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$1,293,027	$1,226,384	5.4
SG&A RECONCILIATION:
As reported	$949,210	$916,674	3.5
Pre-tax adjustments:
Catastrophic events	(5,812)	(8,792)
Gain (loss) on real estate and dealership transactions	25,513	(798)
Acquisition costs	—	(288)
Legal settlements	(4,274)	1,113
Adjusted SG&A (1)	$964,637	$907,909	6.2
TOTAL GROSS MARGIN %:
Unadjusted	14.9	14.9
Adjusted (1)	14.9	14.9
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,430	$1,394	2.6
Adjusted (1)	$1,430	$1,423	0.5
SG&A AS % REVENUES:
Unadjusted	10.9	11.2
Adjusted (1)	11.1	11.1
SG&A AS % OF GROSS PROFIT:
Unadjusted	73.4	75.1
Adjusted (1)	74.6	74.0
OPERATING MARGIN %:
Unadjusted	3.1	3.1
Adjusted (1), (2)	3.2	3.4
PRETAX MARGIN %:
Unadjusted	1.9	2.0
Adjusted (1), (2)	2.0	2.3
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$327,524	$310,794	5.4
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Finance, insurance and other revenue, net (1)	$327,524	$317,344	3.2
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$8,126,098	$8,116,733	0.1
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Revenues (1)	$8,126,098	$8,123,283	—
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,226,671	$1,208,121	1.5
Pre-tax adjustments:
Catastrophic events	—	6,550
Adjusted Total Gross Profit (1)	$1,226,671	$1,214,671	1.0

Exhibit 99.1

SAME STORE SG&A RECONCILIATION:
As reported	$916,527	$904,748	1.3
Pre-tax adjustments:
Catastrophic events	(5,812)	(8,792)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Acquisition costs	—	(288)
Legal settlements	(3,538)	1,113
Adjusted Same Store SG&A (1)	$909,549	$895,983	1.5
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.1	14.9
Adjusted (1)	15.1	15.0
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,462	$1,393	5.0
Adjusted (1)	$1,462	$1,423	2.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	11.1
Adjusted (1)	11.2	11.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.7	74.9
Adjusted (1)	74.1	73.8
SAME STORE OPERATING MARGIN %:
Unadjusted	2.9	3.1
Adjusted (1), (3)	3.3	3.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $27,427 for the nine months ended September 30, 2018 and $9,526 for the nine months ended September 30, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $26,183 for the nine months ended September 30, 2018 and $9,526 for the nine months ended September 30, 2017.